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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 23, 2008

                           BLACKWATER MIDSTREAM CORP.
             (Exact name of registrant as specified in its charter)


            NEVADA                      000-51403                26-2590455
            ------                      ---------                ----------
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
        Incorporation)                                       Identification No.)

                   660 LABAUVE DRIVE
                      WESTWEGO, LA                                  70094
                      ------------                                  -----
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (504) 340-3000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT.

         On December 23, 2008, Blackwater New Orleans, L.L.C. ("BWNO"), a wholly-owned subsidiary of Blackwater Midstream Corp. (the "Company"), consummated the acquisition and purchase of certain assets of NuStar Terminals Operations Partnership L.P. ("NuStar"), located at the Port of New Orleans, Westwego, Louisiana (the "Acquisition"), pursuant to that certain Asset Purchase Agreement, dated September 25, 2008 and amended October 31, 2008, by and between NuStar and BWNO (the "Purchase Agreement"). The terms of the Purchase Agreement are described in (and a copy of the Purchase Agreement is filed as an exhibit to) the Company's current reports on Form 8-K filed with the Securities Exchange Commission on September 30, 2008 and October 31, 2008. A copy of the press release announcing the close of the Acquisition is included as an exhibit to this current report on Form 8-K.

         In connection with the closing of the Acquisition, BWNO entered into a loan agreement (the "Loan Agreement") with JP Morgan Chase Bank, N.A. ("JPM") in the principal amount of $2,500,000 (the "Loan Amount"), as well as a credit agreement. The Loan Amount bears interest at the annual rate of 1.5% above the Prime Rate, subject to certain minimum rate requirements. BWNO will pay consecutive monthly installments of interest only, commencing January 31, 2009 and continuing on the last day of each calendar month thereafter. In addition, commencing April 30, 2009 and continuing on the last day of each calendar month thereafter, BWNO will pay principal installments of $41,666.66. All unpaid principal and accrued and unpaid interest is finally due and payable on March 31, 2014. Copies of the Loan Agreement and credit agreement are included as exhibits to this current report on Form 8-K.

         The Loan Agreement is secured by a mortgage on, among other things, BWNO's right, title and interest in the immovable property, buildings, structures, machinery, equipment and improvements on the premises located at 660 LaBauve Drive, Westwego, Jefferson Parish, Louisiana, as well as BWNO's deposit account at JPM, which contained approximately $451,000 at the close of the Acquisition. The Loan Agreement includes customary events of default, including, but not limited to, the failure of BWNO to pay any principal or interest when due, the breach of any representation or warranty in any of JPM's loan documents, or the insolvency or bankruptcy of BWNO. Upon the occurrence of an event of default, the Loan Agreement will become due and payable automatically and without notice. A copy of the collateral mortgage and assignment of BWNO's JPM deposit account is included as an exhibit to this current report on Form 8-K.


ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.01.

ITEM 2.03 CREATION OF DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT,

         The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.

         The Company hereby undertakes to file the financial statements required by this Item 9.01(a) not later than 71 days after the date this Form 8-K was due for filing.

         (b) Pro Forma Financial Information.

         The Company hereby undertakes to file the pro forma financial information required by this Item 9.01(b) not later than 71 days after the date this Form 8-K was due for filing.

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         (d) Exhibits.

EXHIBIT NO.       EXHIBIT DESCRIPTION
-----------       -------------------

     10.1         $2,500,000 term loan with JP Morgan Chase Bank, N.A.
     10.2         Credit Agreement with JP Morgan Chase Bank, N.A.
     10.3         Collateral Mortgage in favor of JP Morgan Chase Bank, N.A.
     10.4         Assignment of Deposit Account to JP Morgan Chase Bank, N.A.
     99.1         Press Release dated December 24, 2008




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 31, 2008

                                                  BLACKWATER MIDSTREAM CORP.
                                                  a Nevada corporation



                                                  By: /s/ Donald St. Pierre
                                                     -------------------------
                                                      Donald St. Pierre
                                                     Chief Financial Officer